UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2020

CHEWY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38936	90-1020167
(State or Other Jurisdiction of Incorporation)	(Commission File Number) 1855 Griffin Road, Suite B-428 Dania Beach, Florida 33004 (Address of Principal Executive Offices) (Zip Code)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: (786) 320-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	CHWY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 14, 2020, Chewy, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon were (1) the election of Raymond Svider, Sharon McCollam and J.K. Symancyk to the Board of Directors as Class I Directors, each with a term expiring at the 2023 annual meeting of stockholders and until his or her successor is duly elected or, if sooner, until his or her earlier death, resignation, retirement, disqualification, or removal and qualified, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021, (3) the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (“Say on Pay”) and (4) the approval, on a non-binding advisory basis, of the frequency of future votes on the Company’s named executive officer compensation.

Based on the votes by holders of Class A common stock and Class B common stock voting together, the final results for each proposal presented to stockholders at the Annual Meeting are set forth below:

1.	The election of Raymond Svider, Sharon McCollam and J.K. Symancyk to the Board of Directors as Class I Directors:

DIRECTOR NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Raymond Svider	3,200,536,913	23,013,489	8,611,394
Sharon McCollam	3,208,256,645	15,293,757	8,611,394
J.K. Symancyk	3,207,934,687	15,615,715	8,611,394

2.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,231,921,647	135,229	104,920	0

3.	The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,181,401,644	42,040,151	108,607	8,611,394

4.	The approval, on a non-binding advisory basis, of the frequency of future votes on the Company’s named executive officer compensation:

EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTENTIONS	BROKER NON-VOTES
3,222,682,244	119,978	661,405	86,775	8,611,394

No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

The Company has decided, going forward, to include a stockholder vote on Say on Pay every year, consistent with the Company Board of Director’s recommendation to stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEWY, INC.

By:	/s/ Susan Helfrick
Name:	Susan Helfrick
Title:	General Counsel

Date:    July 15, 2020